UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21724

Nicholas-Applegate International & Premium Strategy Fund (Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2009

Date of reporting period: August 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report to Shareholders

Nicholas-Applegate International & Premium Strategy Fund

Semi-Annual Report August 31, 2008

Nicholas-Applegate International & Premium Strategy Fund	Letter to Shareholders

October 17, 2008

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) for the six-month period ended August 31, 2008.

Share prices of foreign and domestic stocks declined during the period as a slowing global economy coincided with an all-time record price for crude oil and continued tight credit conditions. The U.S. dollar gained against both the Japanese yen and the euro during the reporting period. The MSCI/Barra Europe Australasia and Far East (EAFE) Index, which serves as a performance measure for stocks in developed countries outside the U.S., returned (10.18)% in U.S. dollar terms for the period. The Standard & Poor’s 500 Index, a widely followed measure of U.S. stocks, returned (2.57)% during the period.

Please review the following pages for specific information on the Fund. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition a wide range of information and resources are available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Nicholas-Applegate Capital Management LLC and Oppenheimer Capital LLC, the Fund’s sub-advisers, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel

Chairman	President & Chief Executive Officer

| 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	1

Nicholas-Applegate International & Premium Strategy Fund	Fund Insights
August 31, 2008 (unaudited)

•	For the six-months ended August 31, 2008, the Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) returned (6.29)% on net asset value (“NAV”) and (12.56)% on market price.

•

It was a volatile period for global markets; a moderate decline in April was followed by positive months in May and June, on hopes that the credit crisis was in the past and economic conditions were bottoming. However, renewed concerns in both areas contributed to sharp declines in each of the last three months of the reporting period; weakness in commodity prices also caused materials stocks to perform poorly toward the end of the six-month period after strong performance during the earlier months of the fiscal six-month period.

•

Contributing to the gyrations of the markets was the value of the U.S. dollar; after a long stretch of weakness, the end of the six-month period saw a resurgence in the currency; gains for the greenback equate to losses for U.S.-based investors in foreign stocks.

•

Selection in materials stocks was the strongest contributor to relative performance; the Fund’s holdings in companies with significant fertilizer businesses, such as K+S, Tessenderlo Chemie and Yara International, benefited from a strong pricing environment amid global food shortages and price inflation.

•

Stock selection caused relative performance to lag in information technology stocks – Nokia delivered disappointing results after competitors Samsung Electronics & LG Electronics announced strong results days earlier. In addition, Nokia management suggested that business conditions remain robust prior to the earnings announcement; selection in financials also detracted from relative returns, but was partially offset by an underweighting in this weak performing sector.

2	Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.08 |

Nicholas-Applegate International & Premium Strategy Fund	Performance & Statistics
August 31, 2008 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

Six Months	(12.56)%	(6.29)%

1 year	(18.33)%	(14.76)%

3 year	4.76%	6.42%

Commencement of Operations (4/29/05) to 8/31/08	3.34%	7.84%

Market Price/NAV Performance:
Commencement of Operations (4/29/05) to 8/31/08

Market Price/NAV:

Market Price	$17.27

NAV	$19.37

Discount to NAV	(10.84)%

Market Price Yield(2)	12.45%

Allocation of Investments by Country (as a % of total investments before options written)

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is typically a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share distribution to shareholders by the market price per share at August 31, 2008.

| 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	3

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2008 (unaudited)

Shares		Value

COMMON STOCK—91.3%
	Australia—6.5%
	Banking—1.3%
69,164	Commonwealth Bank of Australia	$2,496,397

	Building/Construction—0.7%
189,217	Downer EDI Ltd.	1,200,570

	Healthcare & Hospitals—2.3%
123,948	CSL Ltd.	4,338,415

	Metals & Mining—1.8%
55,687	BHP Billiton Ltd.	1,961,521
18,601	Newcrest Mining Ltd.	437,473
9,801	Rio Tinto Ltd.	1,065,750

		3,464,744

	Retail—0.4%
33,495	Woolworths Ltd.	811,007

	Belgium—1.4%
	Chemicals—0.8%
25,259	Tessenderlo Chemie NV	1,401,644

	Transportation—0.6%
27,391	Euronav NV	1,162,843

	Bermuda—0.4%
	Real Estate—0.4%
159,500	Kerry Properties Ltd.	760,559

	Cayman Islands—0.5%
	Telecommunications—0.5%
782,000	Hutchison Telecommunications International Ltd. (a)	975,903

	Denmark—1.7%
	Building/Construction—0.4%
9,950	FLSmidth & Co. A/S	800,648

	Energy—0.4%
4,800	Vestas Wind Systems A/S (a)	653,681

	Pharmaceuticals—0.9%
31,800	Novo Nordisk AS, Class B	1,781,547

	Finland—2.6%
	Automotive—0.2%
13,200	Nokian Renkaat Oyj	471,753

	Telecommunications—2.4%
178,126	Nokia Oyj	4,475,617

	France—6.5%
	Automotive—0.4%
14,943	Peugeot S.A.	712,482

	Banking—1.3%
27,495	BNP Paribas	2,475,186

4	Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.08 |

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2008 (unaudited)

Shares		Value

	France—(continued)
	Machinery—1.1%
19,616	Alstom S.A.	$1,999,699

	Oil & Gas—1.4%
36,497	Total S.A. (b)	2,631,098

	Telecommunications—1.9%
118,394	France Telecom S.A. (b)	3,503,219

	Utilities—0.4%
9,219	Electricite de France	791,242

	Germany—6.5%
	Automotive—0.7%
21,187	DaimlerChrysler AG	1,239,377

	Chemicals—2.9%
17,065	BAYER AG	1,353,468
34,176	K & S AG	4,139,239

		5,492,707

	Financial Services—0.8%
15,459	Deutsche Boerse AG	1,465,658

	Utilities—2.1%
38,991	E.ON AG	2,285,135
16,213	RWE AG	1,755,148

		4,040,283

	Greece—0.7%
	Banking—0.7%
29,019	National Bank of Greece S.A.	1,283,720

	Hong Kong—1.5%
	Airlines—0.4%
425,000	Cathay Pacific Airways Ltd.	788,101

	Holding Companies—0.2%
734,000	First Pacific Co.	453,058

	Real Estate—0.9%
204,000	Hang Lung Group Ltd.	868,979
592,000	New World Development Ltd.	898,493

		1,767,472

	Ireland—0.2%
	Financial Services—0.2%
48,618	Irish Life & Permanent PLC	456,045

	Italy—2.5%
	Energy—1.3%
271,908	Enel SpA	2,505,447

	Utilities—1.2%
66,956	Eni SpA	2,179,571

| 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	5

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2008 (unaudited)

Shares		Value

	Japan—16.2%
	Automotive—2.1%
301,000	Hino Motors Ltd.	$1,470,095
29,200	Tokai Rika Co., Ltd.	424,544
48,300	Toyota Motor Corp.	2,161,026

		4,055,665

	Banking—0.5%
819	Resona Holdings, Inc.	955,880

	Building/Construction—0.9%
29,500	Daikin Industries Ltd.	997,147
73,000	Kinden Corp.	699,286

		1,696,433

	Consumer Products—1.5%
50,200	Heiwa Corp.	448,553
1,300	Nintendo Co., Ltd.	611,985
36,200	Sankyo Co., Ltd.	1,718,754

		2,779,292

	Diversified Manufacturing—0.4%
23,000	Nikon Corp.	748,555

	Electronics—0.4%
27,500	Mitsumi Electric Co., Ltd.	735,373

	Financial Services—0.6%
46,500	Promise Co., Ltd.	1,045,029

	Food & Beverage—0.3%
34,000	Kirin Brewery Co., Ltd.	510,109

	Machinery—0.4%
36,500	Shima Seiki Manufacturing Ltd.	851,684

	Multi-Media—0.3%
733	Jupiter Telecommunications Co., Ltd.	557,924

	Pharmaceuticals—0.6%
11,200	Astellas Pharma, Inc.	505,862
19,700	Daiichi Sankyo Co., Ltd.	594,312

		1,100,174

	Retail—0.4%
88,500	Daiei, Inc. (a)	701,537

	Telecommunications—1.9%
140	KDDI Corp.	817,502
487	Nippon Telegraph & Telephone Corp.	2,400,779
282	NTT DoCoMo, Inc.	445,665

		3,663,946

	Tobacco—0.2%
81	Japan Tobacco, Inc.	385,481

6	Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.08 |

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2008 (unaudited)

Shares		Value

	Japan—(continued)
	Transportation—3.7%
86	East Japan Railway Co.	$685,941
133,000	Kawasaki Kisen Kaisha Ltd.	945,542
147,000	Mitsui OSK Lines Ltd.	1,747,071
450,000	Nippon Yusen KK	3,601,040

		6,979,594

	Wholesale—2.0%
545,900	Sojitz Corp.	1,561,903
184,300	Sumitomo Corp. (b)	2,302,502

		3,864,405

	Luxembourg—0.6%
	Consumer Products—0.6%
20,850	Oriflame Cosmetics S.A.	1,210,614

	Norway—3.6%
	Banking—1.5%
247,600	DnB NOR ASA	2,877,967

	Chemicals—2.1%
63,200	Yara International ASA	3,923,275

	Singapore—0.6%
	Airlines—0.6%
99,000	Singapore Airlines Ltd.	1,060,825

	Spain—7.0%
	Banking—2.3%
260,361	Banco Santander Central Hispano S.A.	4,441,666

	Building/Construction—0.2%
9,343	ACS Actividades Construcciones y Servicios S.A.	415,171

	Insurance—0.6%
226,669	Mapfre S.A.	1,087,851

	Telecommunications—2.9%
218,195	Telefonica S.A. (b)	5,410,386

	Utilities—1.0%
162,409	Iberdrola S.A.	1,963,858

	Sweden—1.2%
	Banking—0.7%
95,400	Nordea Bank AB	1,272,803

	Tobacco—0.5%
50,600	Swedish Match AB	1,002,185

	Switzerland—5.7%
	Building/Construction—1.3%
101,818	ABB Ltd. (a)	2,503,730

	Chemicals—0.6%
3,892	Syngenta AG	1,046,922

	Insurance—2.3%
16,732	Zurich Financial Services AG	4,379,294

| 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	7

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2008 (unaudited)

Shares		Value

	Switzerland—(continued)
	Pharmaceuticals—1.1%
12,695	Roche Holdings AG	$2,141,740

	Retail—0.4%
3,280	Swatch Group AG	772,864

	United Kingdom—25.4%
	Banking—1.9%
98,123	Barclays PLC	628,255
130,189	Royal Bank of Scotland Group PLC (b)	554,037
88,325	Standard Chartered PLC	2,390,067

		3,572,359

	Consumer Products—0.5%
67,923	Aggreko PLC	890,499

	Financial Services—0.2%
53,500	ICAP PLC	460,943

	Food & Beverage—4.4%
130,071	Diageo PLC	2,403,719
135,323	Unilever PLC	3,631,832
462,495	WM Morrison Supermarkets PLC (b)	2,375,765

		8,411,316

	Healthcare & Hospitals—0.6%
129,606	SSL International PLC	1,117,012

	Insurance—1.3%
760,522	Old Mutual PLC	1,345,861
227,246	Standard Life PLC	1,035,890

		2,381,751

	Manufacturing—1.8%
84,128	Charter PLC (a)	1,454,483
170,621	Cookson Group PLC	2,015,270

		3,469,753

	Metals & Mining—3.1%
32,097	Anglo American PLC	1,707,167
67,080	BHP Billiton PLC	2,090,526
22,080	Rio Tinto PLC	2,097,289

		5,894,982

	Oil & Gas—4.9%
302,677	BP PLC	2,910,956
	Royal Dutch Shell PLC (b),
76,148	Class A	2,662,766
104,798	Class B	3,605,806

		9,179,528

	Pharmaceuticals—2.1%
68,139	AstraZeneca PLC	3,323,905
25,592	GlaxoSmithKline PLC	602,564

		3,926,469

8	Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.08 |

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2008 (unaudited)

Shares		Value

	United Kingdom—(continued)
	Telecommunications—2.1%
1,536,950	Vodafone Group PLC (b)	$3,930,106

	Tobacco—1.5%
59,293	British American Tobacco PLC	2,004,371
27,934	Imperial Tobacco Group PLC	921,563

		2,925,934

	Transportation—1.0%
331,510	Stagecoach Group PLC	1,925,629

	Total Common Stock (cost—$222,354,092)	172,808,206

REPURCHASE AGREEMENT—9.6%

Principal Amount (000)

$18,225	State Street Bank & Trust Co., dated 8/29/08, 1.65%, due 9/2/08, proceeds $18,228,341; collateralized by Freddie Mac, 5.625%, due 11/23/35, valued at $18,595,744 including accrued interest (cost—$18,225,000)	18,225,000

	Total Investments before call options written (cost—$240,579,092)—100.9%	191,033,206

CALL OPTIONS WRITTEN (a)—(1.2)%

Contracts

	CAC 40 Index (OTC),
1,139	strike price €4,584, expires 10/3/08	(110,453)
	DAX Index (OTC),
1,065	strike price €6,584, expires 10/17/08	(196,400)
1,059	strike price €6,689, expires 10/10/08	(110,539)
745	strike price €6,783, expires 10/3/08	(38,154)
	Dow Jones €Stoxx 50 Price Index (OTC),
970	strike price €3,399, expires 9/5/08	(31,721)
2,041	strike price €3,435, expires 10/17/08	(216,503)
2,029	strike price €3,486, expires 10/10/08	(125,245)
1,412	strike price €3,487, expires 9/12/08	(20,728)
1,430	strike price €3,502, expires 9/19/08	(31,890)
1,989	strike price €3,516, expires 10/3/08	(75,302)
	FTSE 100 Index (OTC),
503	strike price £5,560, expires 10/10/08	(188,177)
700	strike price £5,576, expires 9/19/08	(181,590)
694	strike price £5,594, expires 9/12/08	(139,314)
942	strike price £5,613, expires 9/5/08	(125,287)
484	strike price £5,694, expires 10/3/08	(98,334)
976	strike price £5,796, expires 10/24/08	(175,000)

| 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	9

Nicholas-Applegate International & Premium Strategy Fund	Schedule of Investments
August 31, 2008 (unaudited)

Contracts		Value

	Call Options Written—(continued)
	Nikkei Index (OTC),
85,385	strike price ¥13,346, expires 10/17/08	$(211,553)
83,882	strike price ¥13,367, expires 10/24/08	(185,002)
81,981	strike price ¥13,781, expires 9/5/08	(3,564)
60,936	strike price ¥13,782, expires 9/12/08	(15,793)
60,165	strike price ¥13,968, expires 9/19/08	(15,527)

	Total Call Options Written (premiums received—$2,921,526)	(2,296,076)

	Total Investments net of options written (cost—$237,657,566)(c)—99.7%	188,737,130

	Other assets less other liabilites—0.3%	657,654

	Net Assets—100.00%	$189,394,784

Notes to Schedule of Investments:
(a) Non-income producing.
(b) All or partial amount segregated as collateral for call options written.
(c)

Securities with an aggregate value of $172,808,206 representing 91.3% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

Glossary:
€ — Euro
£ — Great British Pound
¥ — Japanese Yen
OTC—Over-the-Counter

10	Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.08 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund August 31, 2008 (unaudited)	Statement of Assets and Liabilities

Assets:
Investments, at value (cost—$240,579,092)	$191,033,206

Cash	488

Dividends and interest receivable	398,250

Receivable for investments sold	360,002

Tax reclaims receivable	192,393

Prepaid expenses	9,308

Total Assets	191,993,647

Liabilities:
Call options written, at value (premiums received—$2,921,526)	2,296,076

Investment management fee payable	161,585

Accrued expenses	141,202

Total Liabilities	2,598,863

Net Assets	$189,394,784

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 9,775,784 shares issued and outstanding)	$98

Paid-in-capital in excess of par	233,532,850

Undistributed net investment income	275,608

Accumulated net realized gain	4,517,622

Net unrealized depreciation of investments, call options written and foreign currency transactions	(48,931,394)

Net Assets	$189,394,784

Net Asset Value Per Share	$19.37

See accompanying Notes to Financial Statements | 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	11

Nicholas-Applegate International & Premium Strategy Fund	Statement of Operations
Six Months ended August 31, 2008 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $451,945)	$4,235,144

Interest	129,143

Total Investment Income	4,364,287

Expenses:
Investment management fees	1,045,035

Custodian and accounting agent fees	103,947

Shareholder communications	44,104

Audit and tax services	31,096

Transfer agent fees	13,824

New York Stock Exchange listing fees	12,695

Trustees’ fees and expenses	11,486

Legal fees	3,864

Insurance expense	2,635

Miscellaneous	3,920

Total expenses	1,272,606

Less: custody credits earned on cash balances	(1,293)

Net expenses	1,271,313

Net Investment Income	3,092,974

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	18,438,114

Call options written	5,952,441

Foreign currency transactions	(23,795)

Net change in unrealized appreciation/depreciation of:
Investments	(39,424,313)

Call options written	(731,048)

Foreign currency transactions	(27,715)

Net realized and change in unrealized loss on investments, call options written
and foreign currency transactions	(15,816,316)

Net Decrease in Net Assets Resulting from Investment Operations	$(12,723,342)

12	Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.08 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund	Statement of Changes in Net Assets

	Six Months ended August 31, 2008 (unaudited)	Year ended February 29, 2008

Investment Operations:
Net investment income	$3,092,974	$4,824,962

Net realized gain on investments, call options written and
foreign currency transactions	24,366,760	17,276,927

Net change in unrealized appreciation/depreciation of investments,
call options written and foreign currency transactions	(40,183,076)	(31,765,545)

Net decrease in net assets resulting from investment operations	(12,723,342)	(9,663,656)

Dividends and Distributions to Shareholders from:
Net investment income	(2,805,534)	(4,737,044)

Net realized gains	(7,703,434)	(51,701,264)

Return of capital	—	(96,861)

Total dividends and distributions to shareholders	(10,508,968)	(56,535,169)

Capital Share Transactions:
Net increase from reinvestment of dividends and distributions	—	895,522

Total decrease in net assets	(23,232,310)	(65,303,303)

Net Assets:
Beginning of period	212,627,094	277,930,397

End of period (including undistributed (dividends in excess of) net investment
income of $275,608 and $(11,832), respectively)	$189,394,784	$212,627,094

Shares Issued in Reinvestment of Dividends and Distributions	—	31,192

See accompanying Notes to Financial Statements | 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	13

Nicholas-Applegate International & Premium Strategy Fund August 31, 2008 (unaudited)	Notes to Financial Statements

1. Organization and Significant Accounting Policies

Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate purchase price of $100,012 to Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”), is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities of companies located outside the United States. The Fund currently also employs a strategy of writing (selling) call options on equity indexes and may also purchase put options on such indexes in an attempt to generate current gains from option premiums.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at August 31, 2008. The Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Fund management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their discretion pursuant to guidelines established by the Board of Trustees. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investment initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net Asset Value (“NAV”) of the Fund’s shares may be affected by changes in the value of

14	Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.08 |

Nicholas-Applegate International & Premium Strategy Fund August 31, 2008 (unaudited)	Notes to Financial Statements

1. Organization and Significant Accounting Policies (continued)

currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by a third-party vendor. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurement

Effective March 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended August 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: option adjusted spread pricing and estimation of the price that would have prevailed in a liquid market for international equities given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities

Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	188,737,130
Level 3 — Significant Unobservable Inputs	—

Total	$188,737,130

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes away of such dividends.

| 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	15

Nicholas-Applegate International & Premium Strategy Fund August 31, 2008 (unaudited)	Notes to Financial Statements

1. Organization and Significant Accounting Policies (continued)
(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(e) Dividends and Distributions

The Fund declares dividends and distributions from net investment income and gains from written index option premiums and the sale of portfolio securities quarterly. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and change in unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation of investments, call options written and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(g) Option Transactions

The Fund currently employs a strategy of writing (selling) call options on equity indexes in an attempt to generate current gains from option premiums. When a call option is written, the premium received is recorded as an asset with an equal liability, which is subsequently adjusted to the current market value of the option. Premiums received from writing options, which expire unexercised, are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. These liabilities are reflected as call options written in the Statement of Assets and Liabilities.

The Fund, as writer of a call option, may have no control over whether the underlying securities may be sold (called). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written call option.

The Fund may also purchase put options on equity indexes. The risk associated with purchasing a put option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty be unable or unwilling to perform under the contract. Purchased put options are accounted for in the same manner as portfolio securities. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

16	Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.08 |

Nicholas-Applegate International & Premium Strategy Fund August 31, 2008 (unaudited)	Notes to Financial Statements

1. Organization and Significant Accounting Policies (continued)
(h) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Concentration of Risk

The Fund may have elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices to be more volatile than those of comparable U.S. companies.

(j) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Advisers

The Fund currently has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets is the total assets of the Fund (including any assets attributable to any preferred shares and/or borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings)). The Investment Manager currently retains its affiliates, Nicholas-Applegate Capital Management LLC (“NACM”) and Oppenheimer Capital LLC (“OCC”) (the “Sub-Advisers”), to manage the Fund’s international equity portfolio and index option strategy, respectively. Subject to the supervision of the Investment Manager, the Sub-Advisers make all the Fund’s investment decisions in connection with their respective components of the Fund’s investments. For their services, pursuant to Sub-advisory Agreements, the Investment Manager and not the Fund, pays each of the Sub-Advisers an annual fee payable on a monthly basis. Please see Note 7 in connection with the Change in Index Option Strategy sub-adviser.

3. Investment in Securities
For the six months ended August 31, 2008, purchases and sales of investments, other than short-term securities, were $217,136,807 and $214,552,803, respectively.

(a) Transactions in call options written for the six months ended August 31, 2008 were:

	Contracts	Premiums

Options outstanding, February 29, 2008	196,423	$2,205,568
Options written	1,288,334	8,649,452
Options terminated in closing purchase transactions	(261,773)	(1,024,471)
Options expired	(832,457)	(6,909,023)

Options outstanding, August 31, 2008	390,527	$2,921,526

4. Income Tax Information

The cost basis of portfolio securities of $240,579,092 is substantially the same for both federal income tax and financial reporting purposes. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $72,294; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $49,618,180; net unrealized depreciation for federal income tax purposes is $49,545,886.

| 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	17

Nicholas-Applegate International & Premium Strategy Fund August 31, 2008 (unaudited)	Notes to Financial Statements

5. Subsequent Dividend Declaration
On September 12, 2008, a dividend of $0.5375 per share was declared to shareholders. This dividend was payable September 26, 2008 to shareholders of record on September 22, 2008.

6. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlement proceedings discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

7. Subsequent Event—Change in Option Strategy Sub-Adviser

At a meeting held on September 15, 2008, the Board of Trustees of the Fund approved a change of the Fund’s sub-adviser responsible for the Fund’s option strategy from OCC to NACM, pending shareholder approval. To date, NACM has served as sub-adviser for the Fund’s international equity portfolio, and OCC’s sub-advisory role has been limited to implementing the Fund’s option strategy. If approved by shareholders, NACM will take over option writing responsibilities for the Fund, and OCC’s role as sub-adviser shall terminate. It is anticipated that the Fund will seek shareholder approval at a special meeting of shareholders to be held on or about November 12, 2008. The change will not impact the management fees paid by the Fund, although the sub-advisory fee payable by the Investment Manager to NACM would increase by the amount of the current sub-advisory fee payable by the Investment Manager to OCC.

If NACM takes over option writing responsibilities for the Fund, NACM would implement a different option strategy than that currently implemented by OCC. The new option strategy would focus primarily on writing call options on individual securities held in the Fund’s international equity portfolio, rather than focusing on equity index options.

If approved, the team that has primary responsibility for the day-to-day portfolio management of the international equity portfolio of the Fund, Steven Tael and Kunal Ghosh, shall remain the same, and Michael Yee of NACM, shall be the lead portfolio manager with regard to the Fund’s option writing strategy.

8. Subsequent Event—Market Conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many investment companies, including to some extent the Fund. Such events occurring subsequent to the period covered by this report have included, but are not limited to, the seizure of the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, and the bankruptcy filing of Lehman Brothers, the announced sales of (or agreements to sell) Merrill Lynch to Bank of America, Washington Mutual to J.P. Morgan Chase, Wachovia to Wells Fargo and the U.S. Government bailout of AIG. These companies represent financial institutions with which the Fund may conduct business, and/or whose securities are or may be held by the Fund. The Fund’s exposure to these issuers, and the financial sector in general, as reflected in the Fund’s Schedule of Investments, subject the investors to the potential for an unusually high degree of volatility in the Fund’s performance resulting from these and other events.

18	Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.08 |

Nicholas-Applegate International & Premium Strategy Fund	Financial Highlights

	Six Months ended August 31, 2008 (unaudited)				For the period April 29, 2005* through February 28, 2006
			Year ended

			February 29, 2008	February 28, 2007

Net asset value, beginning of period	$21.75		$28.52	$27.35	$23.88	**

Investment Operations:
Net investment income	0.32		0.49	0.33	0.16

Net realized and change in unrealized gain (loss) on investments, call options written and foreign currency transactions	(1.62)		(1.48)	4.77	4.81

Total from investment operations	(1.30)		(0.99)	5.10	4.97

Dividends and Distributions to Shareholders from:
Net investment income	(0.29)		(0.48)	(1.11)	(0.12)

Net realized gains	(0.79)		(5.29)	(2.82)	(1.33)

Return of capital	—		(0.01)	—	—

Total dividends and distributions to shareholders	(1.08)		(5.78)	(3.93)	(1.45)

Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—		—	—	(0.05)

Net asset value, end of period	$19.37		$21.75	$28.52	$27.35

Market price, end of period	$17.27		$20.81	$30.45	$24.64

Total Investment Return (1)	(12.56)%		(14.25)%	42.23%	4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$189,395		$212,627	$277,930	$262,668

Ratio of expenses to average net assets (2)	1.23	%(3)	1.25%	1.22%	1.19	%(3)

Ratio of net investment income to average net assets	2.99	%(3)	1.78%	1.12%	0.79	%(3)

Portfolio turnover	111%		179%	203%	192%

*	Commencement of operations.

**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(j) in Notes to Financial Statements).

(3)	Annualized.

See accompanying Notes to Financial Statements | 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	19

Nicholas-Applegate International & Premium Strategy Fund Appointment of New Trustee/Annual Shareholder Meeting Results
August 31, 2008 (unaudited)

Appointment of New Trustee

In May 2008, the Fund’s Board of Trustees appointed Diana L. Taylor as a Trustee.

Shareholder Meeting Results

The Fund held its annual meeting of shareholders on July 25, 2008. Shareholders voted to re-elect Robert E. Connor and John C. Maney, and to elect Diana L. Taylor as Trustees as indicated below.

	Affirmative	Withheld Authority

Re-election of Robert E. Connor	8,029,620	122,256
Re-election of John C. Maney	8,037,732	114,144
Election of Diana L. Taylor	8,037,163	144,713

Messrs. Paul Belica, Hans W. Kertess, William B. Ogden, IV, and R. Peter Sullivan III continue to serve as Trustees of the Fund. Mr. Dalessandro served as a Class II Trustee of the Fund until his death on September 14, 2008.

20	Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.08 |

Nicholas-Applegate International & Premium Strategy Fund Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

| 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	21

Nicholas-Applegate International & Premium Strategy Fund Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Fund’s Investment Management Agreement (the “Advisory Agreement”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Advisers. The Trustees met on June 10-11, 2008 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreements (together, the “Agreements”). The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2008.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Advisers under the applicable Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indexes, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, (iv) the profitability to the Investment Manager and the Sub-Advisers from their relationships with the Fund for the twelve months ended March 31, 2008, (v) descriptions of various functions performed by the Investment Manager and the Sub-Advisers for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Advisers’ ability to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Advisers; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well

22	Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report | 8.31.08 |

Nicholas-Applegate International & Premium Strategy Fund Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to its Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by its investment manager.

The Trustees noted that the Fund had underperformed the median for its peer group (in the fifth quintile) for the one-year period ended March 31, 2008. The Trustees considered that the Fund did not have three years of investment performance for the period ended March 31, 2008 to compare to its peer group’s returns. The Trustees also noted that the Fund’s expense ratio was worse than the median for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Advisers’ responses and efforts relating to investment performance and the comparative positioning of the Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Advisers to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund is generally higher than the fees paid by these clients of the Sub-Advisers, but were advised that the administrative burden for the Investment Manager and the Sub-Advisers with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund were generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as meeting a regular dividend.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Advisers from their relationships with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Advisers, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and the Sub-Advisers to the Fund.

| 8.31.08 | Nicholas-Applegate International & Premium Strategy Fund Semi-Annual Report	23

Trustees and Principal Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
Diana L. Taylor	William V. Healey
Trustee	Assistant Secretary
Richard H. Kirk
Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary
Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas,
New York, NY 10105
Sub-Advisers
Nicholas-Applegate Capital Management LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105
Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110
Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of Nicholas-Applegate International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered accounting firm, who did not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On July 31, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

          Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

          Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

          Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

          Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not required in this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

          None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270-30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)	(1)	Exhibit 99.302 CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)		Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate International & Premium Strategy Fund

By /s/ Brian S. Shlissel

Brian S. Shlissel, President and Chief Executive Officer

Date: October 30, 2008

By /s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: October 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel

Brian S. Shlissel, President and Chief Executive Officer

Date: October 30, 2008

By /s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: October 30, 2008